This is filed pursuant to Rule 497(c).
File Nos. 33-10888 and 811-04938.

                              THE EHRENKRANTZ TRUST



                             EHRENKRANTZ GROWTH FUND



                                   PROSPECTUS

                                 April 30, 2007





This Prospectus contains important information about the Ehrenkrantz Growth Fund that you should know before investing. Please read it carefully and retain it for future reference.


The Ehrenkrantz Growth Fund is a no-load mutual fund seeking long-term capital appreciation.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Investment Products Offered:

                   ------------------------------------------
                             o Are Not FDIC Insured

                             o May Lose Value

                             o Are Not Bank Guaranteed
                   ------------------------------------------

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----

Investment Goals and Strategies                                      [___]
Principal Risks                                                      [___]
Performance                                                          [___]
Fees and Expenses                                                    [___]
Additional Information About the Fund's
  Investment Strategies and Risks                                    [___]
Purchasing and Selling Fund Shares                                   [___]
Dividends, Distributions, and Taxes                                  [___]
Fund Management                                                      [___]
Distribution of Fund Shares                                          [___]
Portfolio Holdings and Disclosure Policy                             [___]
Abusive Trading Practices                                            [___]
Financial Highlights                                                 [___]
Where to Find More Information                                       [___]

                               SUMMARY INFORMATION

This Prospectus begins with a summary of key information about the Fund. The summary describes the Fund's investment goals, strategies, principal risks, and fees. You will find additional information about the Fund and its investments following this summary.

                         Investment Goals and Strategies
                         -------------------------------

The Fund's principal investment goal is long-term capital appreciation. This is a fundamental policy and can be changed only with shareholder approval. The Fund generally follows a growth strategy in selecting securities but may select stocks based upon value-oriented criteria. The Fund will normally invest primarily in the equity securities of U.S. companies that offer favorable possibilities of capital appreciation. These securities may either be listed or unlisted on a securities exchange. In selecting securities, the Adviser considers factors such as a company's historical and potential growth in revenues and earnings, strength and quality of management, and strategic positioning in its industry. The Adviser typically favors companies that have a low price-to-earnings ratio, low enterprise value to normal cash flow, and strong capital reinvestment disciplines.

The Fund may invest up to 40% of its assets in smaller capitalization companies, as well as in new and emerging industries where growth is expected to be above average. For the Fund, smaller capitalization companies are generally those with capitalization of less than $100 million.

The Adviser will generally sell a security when it no longer meets the Fund's investment criteria.

                                 Principal Risks
                                 ---------------

You may lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds in its portfolio. Since it purchases equity securities, the Fund is subject to market risk, which is the risk that stock prices will fall over short or extended periods of time. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

The Fund is also subject to capitalization risk because smaller capitalization companies, including new and emerging companies the Fund may invest in, are more vulnerable to adverse business or economic events than larger, more established companies. These companies typically have relatively lower revenues, limited product lines, and a lack of management depth, and may have a smaller share of the market for their products or services than larger capitalization companies.

The Fund also may select a security based upon value-oriented criteria. The principal risk of value investing is that the security may remain undervalued.

See the section headed "Additional Information About the Fund's Investment Strategies and Risks" below for further discussion about the Fund's risks.

                                   Performance

The bar chart and table below can help in evaluating the potential risks of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund over the last ten years. The table shows how the average annual returns for the past one-year, three-year, five-year, and ten-year periods of the Fund, before and after taxes, compare to those of a broad-based securities index for the same periods. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Keep in mind that the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[FOR EDGAR VERSION IN PLACE OF BAR CHART --

     1997   1998   1999   2000    2001     2002    2003     2004    2005    2006
     ----   ----   ----   ----    ----     ----    ----     ----    ----    ----
Fund 8.27%  4.69% 23.37%  1.92% -12.56%  -26.15%  52.78% -14.55%  -7.71%  20.17%


 -- END PLOT POINTS]  [BAR CHART]

The best quarterly  return of the Fund was the quarter ending December 31, 2003:
+16.50%, and the worst quarterly return of the Fund was the quarter ending September 30, 2002: -14.95%.

                                               Average Annual Total Returns

                                                  As of December 31, 2006
                                          1 Year         5 Years       10 Years

Return Before Taxes                       20.20%         -26.20%         8.43%
Return After Taxes on Distributions*      20.20%         -26.20%         8.43%
Return After Taxes on Distributions
  and Sale of Fund Shares*                13.13%         -17.03%         5.43%

S&P 500 Index**                           15.79%           6.19%         8.42%

---------------------------
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The S&P 500 Index is a widely recognized, unmanaged index of equity securities of 500 of the largest companies traded on U.S. Securities Markets as measured by market capitalization. Returns for the S&P 500 Index do not reflect the deduction of any taxes, fees, expenses, or other charges.

                                Fees and Expenses
                                -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases(as a percentage
    of offering price)                                                     None
Maximum Sales Charge (Load) imposed on Reinvested Dividends                None
Redemption Fee*                                                           2.00%
Exchange Fee                                                               None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                                             1.00%
Distribution and Service (12b-1) Fees                                      0.00%
Other Expenses                                                             7.70%
Total Fund Operating Expenses (before waivers)                             8.70%
Waiver and Expense Reimbursement**                                         2.00%
Total Annual Fund Operating Expenses (after waivers)                       6.70%


---------------------------
* A redemption fee of 2.00% is assessed if shares are redeemed within 180 days from the date of purchase. See "Purchasing and Selling Fund Shares - Selling Shares".

** The Adviser has entered into an expense limitation agreement with the Fund in order to limit the "Total Annual Fund Operating Expenses" of the Fund to 7.00% of the Fund's average daily net assets for the Fund's current fiscal year. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the "Total Annual Fund Operating Expenses" of the Fund to exceed 7.00% and the repayment is made within three years after the year in which the Adviser incurred the expense.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

           1 Year         3 Years           5 Years         10 Years
           ------         -------           -------         --------
Fund       $  704         $2,629*            $4,205*        $7,610*


---------------------------
* Assumes that the Adviser's agreement to waive management fees or bear expenses is not continued beyond its current term.

               Additional Information About the Fund's Investments
               ---------------------------------------------------


This section of the Prospectus provides additional information about the Fund's investment practices and risks. As previously noted, the Fund will normally invest 100% of its assets in equity securities. However, the Fund also may invest in other types of securities in pursuit of the Fund's investment goal and strategies. This Prospectus does not describe all of the Fund's investment practices and additional information can be found in the Fund's Statement of Additional Information or SAI.

Equity Securities

Equity securities are the fundamental unit of ownership in a company. They represent a share of the company's earnings and assets, after it pays its liabilities. Equity securities offer greater potential for appreciation than other types of securities because their value increases directly with the value of the company's business. Equity securities include publicly and privately issued common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.

Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the company's earnings and assets after the company pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Holders of preferred stocks have the right to receive specified dividends before the company makes payments on its common stock. Some preferred stocks also participate in dividends and other distributions paid on common stock. Preferred stocks may permit the company to redeem the stock.

Warrants give the holder the option to buy a company's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The holder may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing shareholders.

Investments in Other Investment Companies

The Fund may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules thereunder. If the Fund invests in other investment companies, shareholders will bear indirectly the expenses of such investment companies, which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds or ETFs, subject to the restrictions and limitations of the 1940 Act.

Temporary Investments

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with the Fund's investment strategies. The Fund may not achieve its investment goal when so invested. The Fund will make such investments if the Adviser believes that the risk of loss outweighs the opportunity for gains.

More About Risk

The following describe the principal risks that may affect the Fund's portfolio as a whole.

     o    Market Risk

          Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision.

          Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate.

     o    Smaller Capitalization Company Risk

          The Fund may invest in smaller capitalization, or small-cap, companies. These companies may be more vulnerable to adverse business or economic events than larger capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. Therefore, small-cap stocks may be more volatile than larger capitalization stocks. The stocks of smaller capitalization companies tend to have less trading volume than the stocks of larger capitalization companies. Less trading volume may make it more difficult for the Fund to sell a small-cap stock at its quoted market price. Finally, there are periods when investing in small-cap stocks falls out of favor with investors and these stocks may under perform relative to other sectors or the overall market.

     o    Risks of Value-Oriented Investment Strategies

          Value-oriented investment strategies bring specific risks to a common stock portfolio. Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks. Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns.

     o    Risks of a Managed Fund

          Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform benchmark indexes. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in an assessment of a particular industry or company, or the Adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

More detailed information about the Fund, its investment policies, risks and management can be found in the SAI.

                       Purchasing and Selling Fund Shares
                       ----------------------------------

For Shareholder Information

         Write to us at:

                  The Ehrenkrantz Trust
                  c/o Ameritor Financial Corporation
                  4400 MacArthur Blvd., Suite 301
                  Washington, D.C. 20007

         Telephone us toll-free at:

                  1-800-424-8570

General Information. You pay no sales charge to purchase or sell (redeem) shares of the Fund. The Fund purchases and sells shares at the net asset value ("NAV") per share next calculated after the Fund's transfer agent receives your transaction request in proper form. For instance, if the transfer agent receives your transaction request in proper form prior to 4:00 p.m. (Eastern Time), your transaction will be priced at that day's NAV. If the transfer agent receives your request after 4:00 p.m. (Eastern Time), your transaction will be priced at the next day's NAV. Purchases and redemptions of Fund shares may be made on any day on which the New York Stock Exchange ("Exchange") is open for business. The Fund will not accept orders that request a particular day, other than the current one, or price for the transaction or any other special conditions.

Redemption Fee. Shares purchased and redeemed within one hundred eighty (180) days of their purchase are subject to a redemption fee equal to 2% of the NAV next calculated after receipt of the redemption request in proper form. This redemption fee is intended to discourage short-term trading. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund and included in its net assets for the benefit of the remaining shareholders. The fee is waived if an investor establishes a systematic withdrawal plan when opening an account. The Trust reserves the right to waive the redemption fee in specified circumstances. Additional information about the redemption fee is included in "Abusive Trading Practices" below.

When and How Net Asset Value Is Determined. NAV is calculated as of the close of trading on the Exchange, typically 4:00 p.m. (Eastern Time), every day the Exchange is open for business.

The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sales price on a security's principal exchange. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board of Trustees. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the principle foreign market on which a security trades but before the time for determination of the Fund's NAV that has affected, or is likely to affect more than minimally the NAV per share of the Fund.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for an asset will be materially different from the value that actually could be realized upon the sale of that asset. The Board of Trustees reviews the Adviser's fair value determinations on a regular basis.

Transactions Through Third Parties. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisors. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers or agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Adviser. The Fund may authorize one or more brokers, financial institutions, or other service providers (each a "Processing Intermediary"), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when received by the Processing Intermediary and the order will be priced at the
Fund's NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.

Retirement Accounts. The Fund does not currently offer IRA or other retirement accounts.

Purchasing Shares

Customer Identification and Verification. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and taxpayer identification number (for most investors, your social security number). This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

The Fund does not issue share certificates.

How to Make Payments. All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card or check.

By Check: Make checks payable to "The Ehrenkrantz Trust" and send them to the following address:

                        The Ehrenkrantz Trust
                        c/o Ameritor Financial Corp.
                        4400 MacArthur Blvd., Suite 301
                        Washington, D.C.  20007

By Wire: Direct your financial institution to wire payment to us in accordance with the following banking instructions.

                        Wachovia Bank
                        ABA#:  054001220
                        FBO:  Ehrenkrantz Fund
                        Acct. Name:  AFC Shareholders
                        Acct. #:  2000026580463
                        Notes:  [Investor Name]

Your financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts payments in the following minimum amounts:

         Minimum          Minimum
         Initial          Additional
         Investment       Investment

         $ 500            $ 100

Management of the Fund may choose to waive the investment minimum.

Account Requirements

Individual, Sole Proprietorship and Joint Accounts
--------------------------------------------------

* Individual accounts are owned by one person, as are sole proprietorship accounts.

*    Joint accounts can have two or more owners (tenants).

* Instructions must be signed by all persons required to sign (you choose who must sign) exactly as each name appears on the account.

Gifts or Transfers to a Minor (UGMA/UTMA)
-----------------------------------------

These custodial accounts provide a way to give money to a child and obtain tax benefits. You can give up to $10,000 a year per child without paying Federal gift tax.

* Depending on state laws, you can set up a custodial account under the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act.

*    The trustee must sign instructions in a manner indicating trustee capacity.

* To the extent the investment income of a child under 14 exceeds $1,400 for the tax year, it may be subject to taxation at the parent's top marginal rate.

Business Entities
-----------------

* For entities with officers, provide an original or certified copy of a resolution that identifies the authorized signers for the account.

* For entities with partners or similar parties, provide a certified partnership agreement or organizational document, or certified pages from the partnership agreement or organizational document, that identify the partners or similar parties.

Trusts
------

*    The trust must be established before an account can be opened.

* Provide a certification for the trust, or the pages from the trust document that identify the trustees.

Investment Procedures

To Open an Account
------------------

     By Check

     *    Call  or  write  us  for  an  account  application.

     *    Complete the application.

     *    Mail us your application and a check.

     By Wire

     *    Call or write us for an account application.

     *    Complete the application.

     * Call us and fax the account application and you will be assigned an account number.

     *    Mail us your application.

     *    Instruct your bank to wire your money to us.

To Add to Your Account
----------------------

     By Check:

     * Fill out an investment slip from a confirmation statement or write a letter to us.

     *    Write your account number on your check.

     *    Mail us the slip (or your letter) and a check.

     By Wire:

     *    Call to notify us of your incoming wire.

     *    Instruct your bank to wire your money to us.

Limitations on Purchases. The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes requests from any individual or group who, in the Fund's view, are likely to engage in excessive trading.


Cancelled or Failed Payment. The Fund accepts checks at full value subject to collection. If your payment for shares is not received or you pay with a check that does not clear, your purchase will be cancelled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

To Sell Shares from Your Account

     By Mail

          Prepare a written request including:

          *    Your name(s) and signature(s);

          *    Your account number;

          *    The Fund's name;

          *    The dollar amount or number of shares you want to sell; and

          *    How and where to send your proceeds;


          Obtain other documentation (if required); and

          Mail us your request and documentation.

     By Wire

         Wire requests are only available if:

          * You did not decline wire redemption privileges on your account application;

          *    Your request is for $5,000 or more; and

          * You call us with your request (unless you have declined telephone redemption privileges (See "By Telephone") or mail us your request (See "By Mail").

     By Telephone

          Call us with your request (unless you declined telephone redemption privileges on your account application)

          Provide the following information:

          *    Your account number

          *    Exact name(s) in which account is registered

          *    Additional form of identification

          Your proceeds will be:

          *    Mailed to you; or

          * Wired to you (unless amount is under $5,000 or you have declined wire redemption privileges - See "By Wire")

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined redemption privileges on your account application or a separate form. You may be responsible for any fraudulent telephone order as long as the Fund's transfer agent takes reasonable measures to verify the order.

Wire Redemption Privileges. You may redeem shares by wire unless you declined wire redemption privileges on your account application or a separate form. The minimum amount you may request by wire is $5,000. If you wish to make your wire request by telephone, you must also elect telephone redemption privileges.

Small Accounts. If the value of your account falls below $500, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

Redemptions in Kind. The Fund reserves the right to make redemptions "in kind" - payment of redemption proceeds in portfolio securities rather than cash - if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

Anti-Money Laundering Program. Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel, or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

                       Dividends, Distributions, and Taxes
                       -----------------------------------

Dividends and Distributions

The Fund distributes substantially all of its investment income and capital gains annually.

Your dividends and capital gains distributions will be automatically reinvested in additional Fund shares, unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, local, and foreign income taxes.

Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

At least annually, the Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional Fund shares. Income distributions may be taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals, trusts, and estates of 15% (5% for individuals, trusts, and estates in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains at a maximum rate of 15%, regardless of how long you have held your shares. Each sale, exchange, or redemption of shares is generally a taxable event. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and the length of time you have held your shares.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

More information about taxes is in the SAI.

                                 Fund Management
                                 ---------------

Board of Trustees

The business and affairs of the Fund are managed under the supervision of its Board of Trustees. The Board approves all significant agreements between the Fund and its service providers, including agreements with the Adviser, transfer agent, and custodian.

Investment Adviser

EKN Asset  Management  Group,  Inc.  (the  "Adviser")  is the Fund's  investment adviser. As investment adviser to the Fund, the Adviser has primary responsibility for managing the Fund's investment portfolio. It also supervises the Fund's relationships with its service providers.

Under the advisory contract between the Fund and the Adviser, the Fund pays the Adviser an annual advisory fee equal to 1.00% of the Fund's average daily net assets. During the fiscal year ended December 31, 2006, the Fund paid the Adviser a fee as a percentage of net assets of 0.70% net of waivers and reimbursements.

CFM Advisors, Inc. (the "Sub Adviser") is the Fund's investment sub-adviser. As investment sub-adviser to the Adviser and the Fund, the Sub Adviser undertakes the day-to-day management of the Fund's investment portfolio and makes decisions as to which securities the Fund buys and sells.

The sub-advisory contract between the Adviser and the Sub Adviser, approved by shareholders at a meeting held on April 20, 2007, provides for an annual sub-advisory fee equal to 0.50% of the Fund's average daily net assets, or one-half of the Adviser's fee.

From August of 2005 through April 20, 2007, Thomas Giugliano, president of the Adviser, was responsible for the day-to-day management of the Fund's portfolio. Since April 20, 2007, John Hunt, director of investments of the Sub Adviser, has been responsible for the day-to-day management of the Fund's portfolio.

The Fund's SAI provides additional information about the Adviser, Sub Adviser, and the Fund's portfolio managers, including a description of their compensation, other accounts managed, and their ownership of securities in the Fund.

                           Distribution of Fund Shares
                           ---------------------------

The Fund distributes its own shares. The Adviser may pay fees to brokers and other financial institutions selling Fund shares to compensate them for services they provide to their customers.

                    Portfolio Holdings and Disclosure Policy
                    ----------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

                            Abusive Trading Practices
                            -------------------------

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are redeemed within 6 months after the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions or (ii) the redemption is initiated by the Fund. The Fund seeks to apply these policies uniformly.

The Fund continues to reserve all rights, including the right to refuse any purchase request from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are: higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund relies on its service providers to help enforce its market timing policies. For example, the Fund's transfer agent must determine when a redemption occurs within 6 months of a purchase. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

                              Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. Except as otherwise indicated, this information has been audited by Liebman Goldberg & Drogin, LLP whose report, along with the Fund's financial statements, are included in the Fund's annual report to Shareholders, which is available upon request.

The Ehrenkrantz Trust Financial Highlights for a Share Outstanding Throughout the Stated Period:
                                              2006         2005       2004         2003       2002
                                              ----         ----       ----         ----       ----
Net asset value, beginning
  of year                                     $3.47       $3.76      $4.40       $2.88       $3.90

Income (loss) from Investment Operations:
    Net investment income (loss)              (0.13)*     (0.28)     (0.21)      (0.07)      (0.08)
    Net gains (losses) on
      securities (both realized
      and unrealized)                          0.83       (0.01)     (0.43)       1.59       (0.94)
                                           ----------- ---------- ----------  ----------  ----------

Total investment operations                    4.17        3.47       3.76        4.40        2.88

Less distributions:
    Dividends (from net
      investment income)                       0.00        0.00       0.00        0.00        0.00
    Distributions (from capital
      gains)                                   0.00        0.00       0.00        0.00        0.00
    Return of capital                          0.00        0.00       0.00        0.00        0.00

Total dividends and distributions              0.00        0.00       0.00        0.00        0.00
                                           ----------- ---------- ----------  ----------  ----------

Net asset value, end of year                  $4.17       $3.47      $3.76       $4.40       $2.88
                                           =========== ========== ==========  ==========  ==========

Total return                                  20.2%       (7.7)%    (14.5)%      52.8%     (26.2)%

Net assets, end of year (in
  thousands)                                   $692         $914     $1,273     $1,563      $2,153

Ratio of expenses to average
  net assets, net of waivers
  and reimbursements                          6.7%        11.2%       5.8%        3.8%        3.5%

Ratio of expenses to average
  net assets, before waivers
  and reimbursements                          8.7%        11.2%       5.8%        3.8%        3.5%

Ratio of net income (loss) to
  average net assets                       (4.0)%*      (10.1)%     (4.9)%      (2.2)%      (2.3)%

Portfolio turnover rate                      71.3%        11.6%      30.0%        0.0%       22.0%

--------------------------
*    Net of fees waived/reimbursed by the Adviser.


                         Where to Find More Information
                         ------------------------------

More information about the Fund is available in the following documents:

                         Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                    Statement of Additional Information (SAI)

The SAI contains more information about the Fund and its investments and policies. The SAI and the independent registered public accounting firm's report are incorporated by reference into, and legally a part of, this Prospectus.

For a free copy of the Fund's current annual/semi-annual report or the SAI, or to request other information about the Fund or make shareholder inquiries, please contact the Fund as follows:

         By Telephone:  (800) 813-1117 (toll free)

         By Mail:       The Ehrenkrantz Trust
                        c/o Ameritor Financial Corp.
                        4400 MacArthur Blvd., Suite 301
                        Washington, D.C. 20007

You also can obtain the annual/semi-annual reports and SAI, as well as other information about the Fund, from the EDGAR Database on the SEC's website at http://www.sec.gov. You may review and copy documents at the SEC's Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


Investment Company Act registration number:  811-4938


SK 25780 0001 766466